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                                                                  Exhibit 10.14A

                            FIRST AMENDMENT TO THE
            REESTABLISHED RETIREMENT PLAN FOR HOURLY EMPLOYEES OF
                        KEWAUNEE SCIENTIFIC CORPORATION

     WHEREAS, Kewaunee Scientific Corporation (the "Company") maintains the Reestablished Retirement Plan for Hourly Employees of Kewaunee Scientific Corporation (the "Plan");

     WHEREAS, the Plan was amended and restated in its entirety effective May 1, 1989; and

     WHEREAS, the Company now wishes to amend the Plan;

     NOW THEREFORE, pursuant to the authority reserved to the Company under
Section 12.2, the Plan be and hereby is amended, effective May 1, 1989, in the following particulars:

     1. Section 6.2(a) is amended by adding the following as new paragraphs at the end:

     "Notwithstanding the foregoing, a participant's or prior plan participant's benefit amount as determined above shall be offset by the value of the benefit distributed to or on behalf of the participant from the prior plan, if any."